Dear Shareholder:

For 1997, many industry analysts had anticipated a slow, sluggish year. This is a prediction that just hasn't held true, due to the fact that the bond market has continued to experience a quiet, yet solid, rebound during the first quarter of this year.

However, this year's municipal bond market experienced some bouts of volatility and periods where yields remained within a narrow trading range. Rates were influenced by a small supply of new issues matched by a large demand for municipal bonds. We were able to reduce volatility during these periods by investing in shorter maturity bonds for liquidity and hedging a portion of the Fund's portfolio with Treasury futures. As a result, the Fund was able to maintain favorable performance relative to several of its peers. Within this changing environment, The New York
Tax-Exempt Income Fund, Inc. performed well, providing a total return at net asset value of 2.16% during the six months ended 4/30/97. The Fund paid shareholders tax-exempt income with a dividend return of 6.44% for the month of April, 1997.(1) For New York State residents in the 43.74% combined effective tax bracket, this tax-free dividend would have been equivalent to a taxable dividend of 11.45%.(2)


INVESTMENT BREAKDOWN:
THE NEW YORK TAX-EXEMPT INCOME
FUND, INC. AS OF 4/30/97(3)


          [GRAPH]


AAA     53.79%
AA       7.17%
A       10.39%
BBB     16.20%
BB       4.50%
NR       7.95%


In order to increase portfolio income during the period, we continued to invest heavily in revenue bonds. These bonds generally support an essential purpose, such as toll roads, water or sewers, and are backed by a definable source of income. We also invested in insured higher education bonds such as a highly regarded New York private college. That investment provided yield for the Fund, in addition to default protection from the bond insurer.

Furthermore, we held an overweighted position in prerefunded and other insured bonds, using them as a source of liquidity and as a defensive position. Prerefunded bonds are a strong liquid investment because their durations to maturity are relatively short. Insured bonds are a good defensive investment because the risk of default is generally absorbed by the bond's insurer.

A positive political backdrop has also provided good news for bond investors. For example, in early May President Clinton released the blueprint for a five-year agreement to balance the federal budget, as promised in his campaign for a second term. Immediately following the plan's announcement, the U.S. Labor Department released a report stating that the unemployment rate dropped to 4.9% of the work force in April--the lowest level since 1973. In response to this good news, the stock market surged to yet another record high and the yield on the benchmark 30-year Treasury bond retreated to 6.88%, its lowest level since early March. Finally, the other good news for municipal bond investors is that President Clinton has announced no plans of initiating a flat tax, a proposal that would have eliminated the tax advantages of municipal bonds.

Looking ahead to the coming months, we anticipate a steady, growing economy but believe mixed economic signals could indicate potential inflationary pressure. Therefore, we seek to manage the Fund to avoid undue interest-rate risk by staying close to neutral duration, a measure of the portfolio's price sensitivity to interest rate changes. Also, the increased supply of municipal bonds should help to drive yields up again, making it easier to identify higher-yielding situations with manageable risk. As the state and city budget process unfolds, bond issuers will bring new projects to the municipal bond market.

Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,

/s/ James C. Swain
------------------------
James C. Swain
Chairman
The New York Tax-Exempt
Income Fund, Inc.

/s/ Bridget A. Macaskill
------------------------
Bridget A. Macaskill
President
The New York Tax-Exempt
Income Fund, Inc.

May 21, 1997

1. Total return is based on the change in net asset value per share from 10/31/96 to 4/30/97, without deducting any brokerage costs. Dividend return is determined by annualizing the April 1997 dividend of $0.053 and dividing by the closing price on the American Stock Exchange of $9.875 per share on 5/1/97 (payment date). Past performance does not guarantee future results.
2. Assumes a combined effective tax bracket of 43.74% for New York residents, using the 36% federal and the maximum New York State income tax rates.
A portion of the Fund's distributions may be subject to federal, state and local income taxes. For investors subject to alternative minimum income tax, a portion of the Fund's distributions may increase that tax. Tax rates may be lower depending on individual circumstances.
3. The chart is based on total investments at market value and is subject to change. The Fund may invest up to 10% of net assets in below-investment-grade securities, which carry a greater risk that the issuer may default on repayment of interest or principal. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 7.95% of total investments) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

STATEMENT OF INVESTMENTS April 30, 1997 (Unaudited)
The New York Tax-Exempt Income Fund, Inc.

                                                                                                           Market
                                                                      Ratings:                              Value
                                                               Moody's/S&P's/Fitch's     Face Amount     See Note 1
                                                               ----------------------    -----------     -----------
MUNICIPAL BONDS AND NOTES  --  97.8%
NEW YORK  --  85.8%
Babylon, NY IDA RR RB, Ogden Martin Systems, Inc.,
  Prerefunded, Series C, 8.50%, 1/1/19......................          Aaa/AAA            $  985,000      $ 1,063,406
NY MTAU RB, Transportation Facilities Service Contracts,
  Prerefunded, Series 1, 8.50%, 7/1/17......................          Aaa/AAA               500,000          513,885
NY MTAU RB, Transportation Facilities Service Contracts,
  Series 3, 9.25%, 7/1/00...................................          Baa1/BBB            1,015,000        1,142,626
NYC GOB, Prerefunded, Series D, 7.50%, 2/1/19...............        Aaa/BBB+/A-             435,000          489,840
NYC GOB, Prerefunded, Series D, 8%, 8/1/03..................        Aaa/BBB+/A-             900,000        1,023,705
NYC GOB, Unrefunded Balance, Series D, 7.50%, 2/1/19........        Baa1/BBB+/A-            865,000          953,861
NYC Health & Hospital Corp. RRB, AMBAC Insured, Inverse
  Floater, 7.241%, 2/15/23(1)...............................        Aaa/AAA/AAA           1,000,000          896,250
NYC IDAU Civil Facility RB, Community Resources Development,
  7.50%, 8/1/26.............................................           NR/NR                500,000          507,040
NYC IDAU RB, VISY Paper, Inc. Project, 7.95%, 1/1/28........           NR/NR              1,250,000        1,344,950
NYC MWFAU WSS RB, Prerefunded, Series A, 9%, 6/15/17........          Aaa/AAA               500,000          513,170
NYS DA RB, Judicial Facilities Lease, Escrowed to Maturity,
  BIG Insured, 7.375%, 7/1/16...............................          Aaa/AAA               250,000          298,750
NYS DA RRB, L.I. Jewish Medical Center, Series A, 7.75%,
  8/15/27...................................................          Aa2/AAA             1,000,000        1,038,490
NYS ERDAUEF RB, L.I. Lighting Co., Series C, 6.90%,
  8/1/22....................................................          Ba1/BB+             1,000,000        1,048,890
NYS ERDAUPC RB, Rochester Gas & Electric Co. Project, Series
  C, 8.375%, 12/1/28........................................         Baa1/BBB+              250,000          267,310
NYS GORB, 9.875%, 11/15/05..................................          A2/A-/A+              400,000          527,968
NYS HFA RB, State University Construction Project,
  Prerefunded, Series A, 8.30%, 5/1/18......................          Aaa/AAA               750,000          781,410
NYS HFASC RB, Prerefunded, Series A, 7.375%, 9/15/21........          Aaa/AAA               575,000          646,288
NYS LGAC RB, Prerefunded, Series B, 7.50%, 4/1/20...........        Aaa/AAA/AAA           1,000,000        1,117,880
NYS MAG RB, Inverse Floater, 5.769%, 10/1/24(1).............          MIG1/NR             1,000,000          797,500
NYS MAG RB, Ninth Series E, 8.375%, 4/1/18..................           Aa/NR                340,000          349,659
NYS MCFFA RB, Bronx-Lebanon Hospital, Series A, BIG Insured,
  7.10%, 2/15/27............................................          Aaa/AAA             1,000,000        1,022,520
NYS MCFFA RB, Mental Health Services Facilities,
  Prerefunded, Series B, 7.875%, 8/15/20....................          Aaa/AAA               350,000          390,348
NYS MCFFA RB, Mental Health Services Facilities, Unrefunded
  Balance, Series B, 7.875%, 8/15/20........................         Baa1/BBB+              995,000        1,101,963
NYS MCFFA RRB, Mental Health Services Facilities, Unrefunded
  Balance, Series A, 8.875%, 8/15/07........................         Baa1/BBB+              345,000          356,516
NYS PAU RB, Prerefunded, Series V, 8%, 1/1/17...............           NR/AA                500,000          523,330

The New York Tax-Exempt Income Fund, Inc.



                                                                                                           Market
                                                                      Ratings:                              Value
                                                               Moody's/S&P's/Fitch's     Face Amount     See Note 1
                                                               ----------------------    -----------     -----------
NYS PAU RRB, Prerefunded, MBIA Insured, Series V, 7.875%,
  1/1/13....................................................          Aaa/AAA            $  450,000      $   470,736
Onondaga Cnty., NY RR Agency RB, RR Facilities Project, 7%,
  5/1/15....................................................         Baa/NR/A-              900,000          938,223
Suffolk Cnty., NY GORB, AMBAC Insured, 10%, 11/1/02.........        Aaa/AAA/AAA             250,000          309,558
                                                                                                         -----------
                                                                                                          20,436,072
U.S. POSSESSIONS  --  12.0%
PR Commonwealth Aqueduct & Sewer Authority RB, Escrowed to
  Maturity, 10.25%, 7/1/09..................................          Aaa/AAA               675,000          928,159
PR Commonwealth Infrastructure FAU Special RB, Series A,
  7.90%, 7/1/07.............................................         Baa1/BBB+              425,000          450,798
PR EPAU RRB, Prerefunded, Series K, 9.375%, 7/1/17..........          Aaa/AAA             1,000,000        1,029,250
PR Industrial, Medical & Environmental PC Facilities FAU RB,
  American Airlines, Inc. Project, Series A, 6.45%,
  12/1/25...................................................          Baa1/BB+              435,000          455,323
                                                                                                         -----------
                                                                                                           2,863,530
                                                                                                         -----------
Total Investments, at Value (Cost $22,848,064).......................................          97.8 %     23,299,602
Other Assets Net of Liabilities......................................................           2.2          520,567
                                                                                         -----------     -----------
Net Assets...........................................................................         100.0 %    $23,820,169
                                                                                         -----------     -----------
                                                                                         -----------     -----------

(1) Represents the current interest rate for a variable rate bond. These bonds known as 'inverse floaters' pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $1,693,750 or 7.11% of the Fund's net assets at April 30, 1997.

As of April 30, 1997, securities subject to the alternative minimum tax amounted to $3,949,032 or 16.58% of the Fund's net assets.

The New York Tax-Exempt Income Fund, Inc.

     Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                                               Market Value     Percent
--------                                                               ------------     -------
Lease Rental........................................................   $ 4,450,376       19.0%
General Obligation..................................................     3,304,932       14.2
Hospital/Healthcare.................................................     2,957,260       12.7
Electric Utilities..................................................     2,023,316        8.7
Resource Recovery...................................................     2,001,629        8.6
Sales Tax...........................................................     1,568,678        6.7
Water Utilities.....................................................     1,441,329        6.2
Manufacturing, Non-Durable Goods....................................     1,344,950        5.8
Pollution Control...................................................     1,316,200        5.6
Single Family Housing...............................................     1,147,159        4.9
Higher Education....................................................       781,410        3.4
Non-Profit Organization.............................................       507,040        2.2
Corporate Backed....................................................       455,323        2.0
                                                                       -----------     -------
                                                                       $23,299,602      100.0%
                                                                       -----------     -------
                                                                       -----------     -------

     To simplify the listing of securities, abbreviations are used per the table below:

DA          Dormitory Authority
EPAU        Electric Power Authority
ERDAUEF     Energy Research & Development Authority
              Electric Facilities
ERDAUPC     Energy Research & Development Authority
              Pollution Control
FAU         Finance Authority
GOB         General Obligation Bonds
GORB        General Obligation Refunding Bonds
HFA         Housing Finance Agency
HFASC       Housing Finance Agency Service Contract
IDA         Industrial Development Agency
IDAU        Industrial Development Authority
LGAC        Local Government Assistance Corp.
L.I.        Long Island
MAG         Mtg. Agency
MCFFA       Medical Care Facilities Finance Agency
MTAU        Metropolitan Transportation Authority
MWFAU       Municipal Water Finance Authority
NYC         New York City
NYS         New York State
PAU         Power Authority
PC          Pollution Control
RB          Revenue Bonds
RR          Resource Recovery
RRB         Revenue Refunding Bonds
WSS         Water & Sewer System

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES April 30, 1997 (Unaudited)
The New York Tax-Exempt Income Fund, Inc.

ASSETS:
Investments, at value (cost $22,848,064)  --  see accompanying statement....................         $23,299,602
Cash........................................................................................             209,101
Interest receivable.........................................................................             481,547
Other.......................................................................................               9,272
                                                                                                     -----------
     Total assets...........................................................................          23,999,522
                                                                                                     -----------

LIABILITIES:
Payables and other liabilities:
  Dividends.................................................................................             131,757
  Shareholder reports.......................................................................              24,608
  Legal and auditing fees...................................................................              10,457
  Management and administrative fees........................................................               9,760
  Other.....................................................................................               2,771
                                                                                                     -----------
     Total liabilities......................................................................             179,353
                                                                                                     -----------
NET ASSETS..................................................................................         $23,820,169
                                                                                                     -----------
                                                                                                     -----------

COMPOSITION OF NET ASSETS:
Par value of shares of capital stock........................................................         $    24,860
Additional paid-in capital..................................................................          23,063,483
Undistributed net investment income.........................................................              51,844
Accumulated net realized gain on investment transactions....................................             228,444
Net unrealized appreciation on investments  --  Note 3......................................             451,538
                                                                                                     -----------
NET ASSETS  --  applicable to 2,485,981 shares of capital stock outstanding.................         $23,820,169
                                                                                                     -----------
                                                                                                     -----------

NET ASSET VALUE PER SHARE...................................................................               $9.58
                                                                                                     -----------
                                                                                                     -----------

See accompanying Notes to Financial Statements.
6

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 1997 (Unaudited) The New York Tax-Exempt Income Fund, Inc.

INVESTMENT INCOME  --  Interest..............................................................         $  872,792
                                                                                                      ----------

EXPENSES:
Management fees  --  Note 4..................................................................             59,401
Shareholder reports..........................................................................             12,492
Transfer agent and accounting services fees  --  Note 4......................................              9,573
Legal and auditing fees......................................................................              4,201
Registration and filing fees.................................................................              3,495
Directors' fees and expenses.................................................................              1,707
Other........................................................................................              1,156
                                                                                                      ----------
     Total expenses..........................................................................             92,025
                                                                                                      ----------
NET INVESTMENT INCOME........................................................................            780,767
                                                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments.............................................................            265,518
Net change in unrealized appreciation or depreciation on investments.........................           (530,542)
                                                                                                      ----------
NET REALIZED AND UNREALIZED LOSS.............................................................           (265,024)
                                                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................         $  515,743
                                                                                                      ----------
                                                                                                      ----------

                                 See accompanying Notes to Financial Statements.
                                                                               7

STATEMENTS OF CHANGES IN NET ASSETS
The New York Tax-Exempt Income Fund, Inc.

                                                                               Six Months Ended
                                                                                April 30, 1997        Year Ended
                                                                                 (Unaudited)       October 31, 1996
                                                                               ----------------    ----------------
OPERATIONS:
Net investment income.......................................................     $    780,767        $  1,568,849
Net realized gain (loss)....................................................          265,518             (30,729)
Net change in unrealized appreciation or depreciation.......................         (530,542)           (221,504)
                                                                               ----------------    ----------------
Net increase in net assets resulting from operations........................          515,743           1,316,616
                                                                               ----------------    ----------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME........................         (788,559)         (1,562,020)
                                                                               ----------------    ----------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from shares issued to shareholders in reinvestment of
  dividends  --  Note 2.....................................................          150,887             308,225
                                                                               ----------------    ----------------

NET ASSETS:
Total increase (decrease)...................................................         (121,929)             62,821
Beginning of period.........................................................       28,942,098          28,879,277
                                                                               ----------------    ----------------
End of period (including undistributed net investment income of $51,844 and
  $59,636, respectively)....................................................     $ 28,820,169        $ 28,942,098
                                                                               ----------------    ----------------
                                                                               ----------------    ----------------

See accompanying Notes to Financial Statements.
8

FINANCIAL HIGHLIGHTS
The New York Tax-Exempt Income Fund, Inc.

                                                Six Months Ended
                                                    April 30,                    Year Ended October 31,
                                                      1997          ------------------------------------------------
                                                   (Unaudited)       1996      1995      1994       1993      1992
                                                -----------------   -------   -------   -------    -------   -------
PER SHARE OPERATING DATA:
Net asset value, beginning of period..........       $  9.69        $  9.79   $  9.33   $ 10.77    $ 10.37   $ 10.22
                                                -----------------   -------   -------   -------    -------   -------
Income (loss) from investment operations:
     Net investment income....................           .32            .64       .63       .65        .66       .65
     Net realized and unrealized gain
       (loss).................................          (.11)          (.10)      .47     (1.18)       .55       .18
                                                -----------------   -------   -------   -------    -------   -------
       Total income (loss) from investment
          operations..........................           .21            .54      1.10      (.53)      1.21       .83
                                                -----------------   -------   -------   -------    -------   -------
Dividends and distributions to shareholders:
     Dividends from net investment income.....          (.32)          (.64)     (.64)     (.66)      (.74)     (.64)
     Distributions from net realized gain.....            --             --        --        --       (.07)     (.04)
     Distributions in excess of net realized
       gain...................................            --             --        --      (.25)        --        --
                                                -----------------   -------   -------   -------    -------   -------
       Total dividends and distributions to
          shareholders........................          (.32)          (.64)     (.64)     (.91)      (.81)     (.68)
                                                -----------------   -------   -------   -------    -------   -------
Net asset value, end of period................       $  9.58        $  9.69   $  9.79   $  9.33    $ 10.77   $ 10.37
                                                -----------------   -------   -------   -------    -------   -------
                                                -----------------   -------   -------   -------    -------   -------
Market value, end of period...................       $  9.75        $ 10.00   $  9.63   $  9.50    $ 12.63   $ 10.88
TOTAL RETURN, AT MARKET VALUE(1)..............          0.74%         10.82%     8.32%   (17.70)%    25.11%    16.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......       $23,820        $23,942   $23,879   $22,468    $25,516   $24,266
Average net assets (in thousands).............       $23,981        $23,840   $23,143   $23,852    $24,936   $24,042
Ratios to average net assets:
     Net investment income....................          6.57%(2)       6.58%     6.62%     6.53%      6.26%     6.32%
     Expenses(3)..............................          0.77%(2)       0.85%     0.88%     0.87%      0.84%     0.97%
Portfolio turnover rate(4)....................          22.6%            13%       12%        6%        28%        9%

(1) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period.
(2) Annualized.
(3) Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1997 were $5,334,524 and $5,347,736, respectively.

See accompanying Notes to Financial Statements.
                                                                               9

NOTES TO FINANCIAL STATEMENTS (Unaudited)
The New York Tax-Exempt Income Fund, Inc.

1. SIGNIFICANT ACCOUNTING POLICIES

The New York Tax-Exempt Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund seeks to provide high current income which is exempt from federal, New York State and New York City income taxes for individual investors as is available from municipal securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation -- Portfolio securities are valued at the close of the American Stock Exchange on the last day of each week on which day the American Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term 'non-money market' debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term 'money market type' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

Federal Taxes -- The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders -- The Fund intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

Classification of Distributions to Shareholders -- Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes.
The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Fund.

Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on

The New York Tax-Exempt Income Fund, Inc.


an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund has authorized 250,000,000 shares of $.01 par value capital stock. Of these shares, 189,019 shares were reserved for issuance under a Dividend Reinvestment and Cash Purchase Plan. Transactions in shares of capital stock were as follows:

                      Six Months Ended       Year Ended
                       April 30, 1997     October 31, 1996
                      -----------------   -----------------
                      Shares    Amount    Shares    Amount
                      ------   --------   ------   --------

Net increase from
  dividends
  reinvested........  15,560   $150,887   31,639   $308,225
                      ------   --------   ------   --------
                      ------   --------   ------   --------

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At April 30, 1997, net unrealized appreciation on investments of $451,538 was composed of gross appreciation of $898,481, and gross depreciation of $446,943.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the Fund's average annual net assets.

The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

Shareholder Financial Services, Inc. (SFSI), a wholly owned subsidiary of the Manager, is the transfer agent and registrar for the Fund. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

                                                                              11


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The New York Tax-Exempt Income Fund, Inc.

GENERAL INFORMATION CONCERNING THE FUND

The New York Tax-Exempt Income Fund, Inc. is a closed-end investment company whose shares trade on the American Stock Exchange (the ASE). The Fund seeks to provide high current income which is exempt from federal, New York State and New York City income taxes. A portion of the Fund's distributions may be subject to income tax. For investors subject to the alternative minimum income tax, a portion of the Fund's distributions may increase that tax. The Fund seeks to achieve its objective by investing in municipal obligations, the income from which is generally tax-exempt as described above. The Fund may invest in municipal lease obligations, municipal obligations with variable or floating interest rates and certain derivative investments, such as inverse floaters. The Fund may also use certain hedging instruments. The investment adviser (the Manager) of the Fund is OppenheimerFunds, Inc.

The Portfolio Manager of the Fund is Robert E. Patterson, who also serves as Vice President of the Fund and Senior Vice President of the Manager. Mr. Patterson has been the person principally responsible for the day-to-day management of the Fund's portfolio since February 1992. During the past six years, Mr. Patterson has also served as an officer and portfolio manager for certain mutual funds managed by the Manager (Oppenheimer funds).

Dividend Reinvestment and Cash Purchase Plan -- Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Fund (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Fund will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semiannually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Fund for payment of the Distribution in additional Shares at the greater of the Fund's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on the ASE, or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Fund.

Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of

12


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such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Fund. There are no brokerage charges for Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Fund. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO, 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

Shareholder Information -- Daily market prices for the Fund's shares are published in the ASE section of newspapers. The Fund's ASE trading symbol is XTX. Weekly comparative net asset value (NAV) and market price information about The New York Tax-Exempt Income Fund, Inc. is published each Monday in The Wall Street Journal and The New York Times and each Saturday in Barron's in a table under the heading 'Closed-End Bond Funds.'

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THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

      Officers and Directors
      James C. Swain, Chairman and
        Chief Executive Officer
      Bridget A. Macaskill, Director and
        President
      Robert G. Avis, Director
      William A. Baker, Director
      Charles Conrad, Jr., Director
      Jon S. Fossel, Director
      Sam Freedman, Director
      Raymond J. Kalinowski, Director
      C. Howard Kast, Director
      Robert M. Kirchner, Director
      Ned M. Steel, Director
      George C. Bowen, Vice President,
        Treasurer and Assistant Secretary
      Andrew J. Donohue, Vice President and Secretary
      Robert E. Patterson, Vice President
      Robert J. Bishop, Assistant Treasurer
      Scott T. Farrar, Assistant Treasurer
      Robert G. Zack, Assistant Secretary

      Investment Adviser
      OppenheimerFunds, Inc.

      Transfer Agent and Registrar
      Shareholder Financial Services, Inc.

      Custodian of Portfolio Securities
      Citibank, N.A.

      Independent Auditors
      Deloitte & Touche LLP

      Legal Counsel
      Myer, Swanson, Adams & Wolf, P.C.

      The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors.

      This is a copy of a report to shareholders of The New York Tax-Exempt Income Fund, Inc.
      It does not offer for sale or solicit
      orders to buy any securities.

      Notice is hereby given in accordance with
      Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of capital stock in the open market at prevailing market prices.

      Shares of Oppenheimer funds are not
      deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

      RS0875.001.0697 [Logo] Printed on recycled paper

                1997 SEMIANNUAL REPORT

                 THE
                 NEW YORK
                 TAX-EXEMPT
                 INCOME
                 FUND, INC.

                APRIL 30, 1997